Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 Section 906 of the Sarbanes-Oxley Act Of 2002

(18 U.S.C. § 1350)

In connection with the annual report of Southwest Water Company (the “Company”) on Form 10-K for the period ended December 31, 2005 (the “Report”), I, Anton C. Garnier, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1)              to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2006	/s/ Anton C. Garnier
Anton C. Garnier
Chief Executive Officer